Non Cash Investing & Financing Transactions	6 Months Ended
Jun. 30, 2019
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Non Cash Investing & Financing Transactions

NOTE 23 - NON-CASH INVESTING & FINANCING TRANSACTIONS

Property, plant and equipment acquired through leases or financed by third parties amounted to €33 million and €1 million for the six months ended June 30, 2019 and 2018. These leases and financings are excluded from the Unaudited Interim Statement of Cash Flow as they are non-cash transactions.

Fair values of vested Restricted Stock Units and Performance Stock Units amounted to €4 million and €3 million for the six months ended June 30, 2019 and June 30, 2018, respectively. They are excluded from the Unaudited Interim Statement of Cash flows as non-cash financing activities.